UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-37469	47-3822258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:

(402) 884-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units, Representing Limited Partnership Interests	GPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on September 16, 2023, Green Plains Partners LP, a Delaware limited partnership (the “Partnership”), Green Plains Holdings LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Green Plains Inc., an Iowa corporation (“GPRE”), GPLP Holdings Inc., a Delaware corporation and a wholly owned subsidiary of GPRE (“Holdings”) and GPLP Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of GPRE (the “Merger”).

As previously disclosed, the approval of the Merger Agreement and the Merger required the affirmative vote or written consent of the holders of a majority of the Partnership’s outstanding common units (each, a “GPP Common Unit”). In connection with the execution of the Merger Agreement, GPP, GPRE and certain holders of GPP Common Units (the “Support Parties”) entered into a Support Agreement, dated as of September 16, 2023 (the “Support Agreement”), pursuant to which the Support Parties irrevocably and unconditionally agreed to deliver a written consent, covering all of the GPP Common Units beneficially owned by each such Support Party, approving the Merger Agreement and the transactions contemplated thereby, including the Merger, and any other matters necessary for the consummation of the transactions contemplated by the Merger Agreement (the “Written Consent”).

The board of directors of the General Partner set the close of business of November 30, 2023 as the record date (the “Record Date”) for determining holders of GPP Common Units entitled to execute and deliver written consents with respect to the Merger.

On December 6, 2023, the Support Parties, who as of the Record Date collectively beneficially owned 11,661,429 GPP Common Units, representing approximately 50.1% of the outstanding GPP Common Units, delivered the Written Consent in accordance with the terms of the Support Agreement. The delivery of the Written Consent was sufficient to approve the Merger Agreement and the transactions contemplated thereby, including the Merger, without the receipt of written consent from any other holder of GPP Common Units.

The deadline for the consent solicitation expired at 11:59 p.m. (Eastern Time) on January 4, 2024. The results of the consent solicitation for the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, are set forth below:

CONSENTS FOR	CONSENTS AGAINST	ABSTENTIONS
14,517,931	1,079,487	114,810

Item 7.01	Regulation FD Disclosure.

On January 5, 2024, GPRE and the Partnership issued a joint press release announcing the results of the consent solicitation and the expected closing date of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Partnership under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Merger is subject to customary closing conditions and is expected to close on January 9, 2024, at which time the Partnership will commence the process of delisting the common units from the Nasdaq and deregistering the common units under the Exchange Act. The Partnership’s common units are expected to continue to trade on Nasdaq until the close of trading on January 9, 2024, and are expected to be suspended from trading on Nasdaq effective as of the opening of trading on January 10, 2024.

Forward-Looking Statements

All statements in this Current Report (and oral statements made regarding the subjects of this communication), including those that express a belief, expectation or intention, may be considered forward-looking statements (as defined in Section 21E of the Exchange Act and Section 27A of the Securities Act) that involve risks and uncertainties that could cause actual results to differ materially from projected results. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements relying on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of the Partnership and GPRE, which could cause actual results to differ materially from such statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include, but are not limited to, statements regarding the expected benefits of the proposed transaction to the Partnership and GPRE and their shareholders and unitholders, respectively; the anticipated completion of the proposed transaction and the timing thereof; the delisting and deregistration of the Partnership’s common units and the timing thereof; and the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. Forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “should,” “will,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project” and variations of these words or similar expressions (or the negative versions of such words or expressions). While the Partnership and GPRE believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their businesses. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the proposed transaction; the possible diversion of management time on transaction-related issues; local, regional and national economic conditions and the impact they may have on the Partnership, GPRE and their customers; disruption caused by health epidemics, such as the COVID-19 outbreak; conditions in the ethanol and biofuels industry, including a sustained decrease in the level of supply or demand for ethanol and biofuels or a sustained decrease in the price of ethanol or biofuels; commodity market risks, including those that may result from weather conditions; the financial condition of the Partnership’s or GPRE’s customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; changes in safety, health, environmental and other governmental policy and regulation, including changes to tax laws; the results of any reviews, investigations or other proceedings by government authorities; and the performance of the Partnership and GPRE.

The foregoing list of factors is not exhaustive. The forward-looking statements in this Current Report speak only as of the date they are made and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond GPRE’s and the Partnership’s control. These risks, contingencies and uncertainties relate to, among other matters, the risks and uncertainties set forth in the “Risk Factors” section of the Partnership’s and GPRE’s respective Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Reports on Form 10-Q for the three months ended March 31, 2023, June 30, 2023, and September 30, 2023, respectively, each filed with the Securities and Exchange Commission (the “SEC”), and any subsequent reports filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press Release, dated January 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Partners LP By: Green Plains Holdings LLC, its general partner

By:	/s/ Michelle Mapes
Name:	Michelle Mapes
Title: Chief Legal & Administration Officer and Corporate Secretary

Dated: January 5, 2024